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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K into CAREER EDUCATION CORPORATION's previously filed Registration Statements File Nos. 333-60339, 333-60335 and 333-84403.




                                     ARTHUR ANDERSEN LLP


Chicago, Illinois
March 27, 2000